SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2009

ZOOM TELEPHONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53722	04-2621506
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

207 South Street, Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 423-1072

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2009 Dean Panagopoulos resigned his position as Vice President of Network Systems effective immediately.

On November 24, 2009 Peter Kramer resigned his position as Executive Vice President effective immediately. Mr. Kramer will remain a member of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.
(Registrant)

By:	/s/ Robert Crist
Robert Crist Vice President of Finance and Chief Financial Officer

Date:  November 24, 2009